UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 21, 2021

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA		91776
(Address of principal executive offices)		(Zip Code)

(626) 589-2468

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

☐       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03 Bankruptcy or Receivership

On June 18, 2020, the Company filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, case no. 2:20-bk-15501-ER. The Court took jurisdiction over the Company’s operations effective June 18, 2020, the date the petition was filed.

By order entered in court on January 21, 2021, Judge Robles of the U.S. Bankruptcy Court for the Central District of California, over the opposition of the Company, converted the Chapter 11 bankruptcy reorganization to a Chapter 7 liquidation.

Further, Judge Robles replaced the Company’s management, who had been operating the Company as debtor in possession, with a bankruptcy trustee, to be named. The trustee will be charged with liquidating rather than reorganizing the Company and its corporate structure.

Item 3.03 Material Modification to Rights of Security Holders.

By order entered in court on January 21, 2021, Judge Robles of the U.S. Bankruptcy Court for the Central District of California, over the opposition of the Company, converted the Chapter 11 bankruptcy reorganization to a Chapter 7 liquidation.

Further, Judge Robles replaced the Company’s management, who had been operating the Company as debtor in possession, with a bankruptcy trustee, to be named. The trustee will be charged with liquidating rather than reorganizing the Company and its corporate structure.

Item 8.01 Other Events.

Trading Securities

The Company’s common stock has been trading on the over-the-counter market since the Company filed its reorganization petition on June 18, 2020. The Company warned at that time that acquiring the Company’s loans or trading in the Company’s securities during the pendency of the reorganization is highly speculative and poses substantial risks. At this time any potential investor must be aware that the Company will be liquidated and the prospect of recovery from the Company by equity investors is extremely unlikely.

Forward-Looking Statements

Certain statements herein and in the exhibits attached hereto, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events, and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the prospect of the liquidation of the Company’s assets through the Bankruptcy liquidation proceeding. Forward-looking statements are also subject to various risks and uncertainties related to the Company’s business, such as its ability to anticipate and timely respond to changes in trends and consumer preferences, the strength of the global economy, competitive market conditions, its ability to attract and retain key personnel, its ability to successfully develop, launch and grow its newer concepts and execute on strategic initiatives, product offerings, sales channels and businesses, its ability to implement its growth strategy, material disruption to its information systems, compromises to its data security, its ability to maintain the value of its brands and protect its trademarks, its ability to implement its business strategy, changes in demographic patterns, adverse or unseasonable weather or other interruptions in its operations, trade restrictions or disruptions, the impact of potential global health emergencies such as COVID-19 (coronavirus) pandemic, including potential negative impacts on the global economy, product demand, foreign sourcing and operations generally and other factors which are set forth in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the May 31, 2019 fiscal year and in all filings with the Commission made subsequent to the filing of the Form 10-K through today’s date and any information that is otherwise provided to investors. Because of the factors described above and the inherent uncertainty of predicting future events, the Company cautions you against relying on forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 21, 2021

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

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